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                                                                    EXHIBIT 23.1
                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 14, 1997 appearing on page 35 of Union Texas Petroleum Holdings, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996. We also consent to the references to us under the heading "Experts" in such Prospectus.

PRICE WATERHOUSE LLP



Houston, Texas
July 10, 1997